                                                UNITED STATES
                                      SECURITIES AND EXCHANGE COMMISSION
                                            Washington, D. C. 20549

                                                 SCHEDULE 14A
                                                (Rule 14a-101)

                                    INFORMATION REQUIRED IN PROXY STATEMENT
                                           SCHEDULED 14A INFORMATION

                          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Securities Exchange Act of 1934 (Amendment No. ___)

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[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[X]   Definitive Additional Materials
[   ] Soliciting Material Pursuant to sec.240.14a-12

                                               Edison International
------------------------------------------------------------------------------------------------------------------

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                     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                             Edison International
                                              2007 Annual Meeting

                                            Telephone Voting Script
                                             Proposal by Proposal
                                                1-800-560-1965

Speech 1       Welcome to the electronic voting system. Please have your proxy card available before voting.
               Please enter your three-digit company number located in the box in the upper right hand corner of the proxy card.

Speech 1A      One moment please while we verify your information.

Speech 2       Please enter your seven-digit numeric control number that is located in the box directly under your company number

Speech 3       Please enter the last four digits of the US Tax Payer Identification Number for this account followed by the pound sign.

Speech 4       The Board of Directors recommends a vote FOR all nominees for director, FOR items 2 and 3 and
               AGAINST item 4.

Speech 5       To vote as the Edison International Board recommends on ALL proposals - Press 1; to vote on each proposal separately - Press 2

               If 1 is pressed - go to Closing A

               If 2 is pressed - go to Speech 5

Speech 6       Item 1:

               To vote for ALL nominees, Press 1; to WITHHOLD for ALL nominees - Press 2; To WITHHOLD for individual nominees - Press 3.

               If 1 or 2 is pressed, system goes to Speech 6.

               If 3 is pressed, system goes to Speech 5A.

Speech 6A      Enter the two-digit number next to the nominee from whom you would like to withhold your vote followed by the pound key or, if you have completed voting on directors, press the pound key again.

               If a valid nominee # and pound key are entered, go to Speech 5B

               If the pound key is entered again, go to Speech 6

Speech 6B      To withhold your vote from another nominee, enter the two-digit number next to the nominee followed by the pound key or, if you have completed voting on directors, press the pound key again.

               If a valid nominee # and pound key are entered, go to Speech 5B

               If the pound key is entered again, go to Speech 6

Speech 7       Item 2:

               To vote FOR - Press 1; AGAINST - Press 2; to ABSTAIN - Press 3.

Speech 8       Item 3:

               To vote FOR - Press 1; AGAINST - Press 2; to ABSTAIN - Press 3.

Speech 9       Item 4:

               To vote FOR - Press 1; AGAINST - Press 2; to ABSTAIN - Press 3.

Speech 10      If you would like to attending the annual meeting - Press1; if not - Press 2.

System         After voting on all items has been completed - Go to Closing B.

Closing A      You have cast your vote as follows:

               You have voted in the manner recommended by the Board of Directors. Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote - Press 1; otherwise, please hang up. Thank you for voting.

               If 1 is pressed - go to Speech 1

Closing B      You have cast your vote as follows:

               Item 1 - You have voted for all nominees - You have voted to withhold your vote from all nominees - You have voted for all nominees except for the following nominee #'s ____.

               Item 2 - For, Against, Abstain

               Item 3 - For, Against, Abstain

               Item 4 - For, Against, Abstain

               Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote - Press 1; otherwise, please hang up. Thank you for voting.

               If 1 is pressed - go to Speech 1

Welcome to Edison International's Electronic Voting Site.

Welcome

Shareowner Name
Address Line
City, State Zip Line

Shares Section

Your share balance (as of the record date for this proxy)

Source                            Shares
Share Source 1                    00.0000
Share Source 2                    00.0000

Total Shares                      00.0000

PROCEED button to next page

The following online proxy card allows you to electronically authorize the voting of your shares. Your vote will not be authorized until you have clicked the Submit Your
Vote button. The items to be voted are explained in the Proxy Statement which you received by mail.

EDISON INTERNATIONAL

2007 ANNUAL MEETING OF SHAREHOLDERS

Thursday, April 26, 2007
10:00 a.m., Pacific Time

Pacific Palms Conference Resort
One Industry Hills Parkway
City of Industry, California 91744
Annual Meeting-- April 26, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

JOHN E. BRYSON and THOMAS R. McDANIEL are hereby appointed proxies of the undersigned with full power of substitution to vote all shares of stock the undersigned is entitled to vote at the annual meeting of shareholders of Edison International to be held at the Pacific Palms Conference Resort, One Industry Hills Parkway, City of
Industry, California 91744, on April 26, 2007, at 10:00 a.m., Pacific Time, or at any
adjournment or postponement of the meeting, with all the powers and discretionary authority the undersigned would possess if personally present at the meeting on the matters listed below.

The shares will be voted as indicated below. WHERE NO INDICATION IS SHOWN, THE SHARES
REPRESENTED BY THIS CARD WILL BE TREATED AS UNVOTED ON ALL OF THE PROPOSALS. In
addition, the appointed proxies may vote in their discretion on such other matters as may properly come before the meeting.

VOTING INSTRUCTIONS TO THE EDISON INTERNATIONAL STOCK FUND INVESTMENT MANAGER, STATE
STREET BANK AND TRUST COMPANY:

If I hold shares through the Edison 401(k) Savings Plan, this card also provides the following voting instructions to the Edison International stock fund investment manager: You are instructed to vote confidentially as described above the shares of stock credited and conditionally credited to my account through February 26, 2007. I understand that the stock will be voted as directed provided the Edison International stock fund investment manager receives this card by 10:00 p.m., Pacific Time, on April
24, 2007, and all stock for which the Edison International stock fund investment manager has not received instructions by this card at the designated time may be voted in its discretion.
The Board of Directors Recommends a Vote FOR Items 1, 2 and 3,
and a Vote AGAINST Item 4.

You may vote your shares in one of two ways:
You may submit your vote as the Board of Directors recommends by checking this box and click on the submit button below. [ ]

You may vote on each proposal separately by making your selection and click on the submit button below.

If applicable, click the option box: [  ] I plan to attend meeting

 1. Election of directors

Board Recommends a Vote FOR

[  ] FOR all nominees Except as Noted Below
[  ] WITHHOLD from all nominees

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, click on the box next to the nominee's name below.)

[  ] 01 J.E. Bryson
[  ] 02 V.C.L. Chang
[  ] 03 F.A. Cordova
[  ] 04 C.B. Curtis
[  ] 05 B.M. Freeman
[  ] 06 L.G. Nogales
[  ] 07 R.L. Olson
[  ] 08 J.M. Rosser
[  ] 09 R.T. Schlosberg, III
[  ] 10 R.H. Smith
[  ] 11 T.C. Sutton

2. Ratification of the Appointment of the Independent Public Accounting Firm. Board Recommends a Vote FOR.
[  ] For   [  ] Against   [  ] Abstain

3. Management Proposal to Approve the Edison International 2007 Performance Incentive Plan.
 Board Recommends a Vote FOR.  [  ] For   [  ] Against   [  ] Abstain

4. Shareholder Proposal regarding "Performance-Based Stock Options."  Board Recommends a Vote AGAINST.  [  ]
For   [  ] Against   [  ] Abstain

THIS PROXY/VOTING INSTRUCTION CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL NOT BE VOTED ON ANY OF THE PROPOSALS.

If you are a joint owner of the shares being voted, by clicking the Submit Your Vote button, you attest that all owners of such shares have consented to the authorization of this proxy.

If you are holding the shares being voted as an executor, administrator, trustee, guardian, or attorney-in-fact, or if you are an officer of a corporate stockholder, by clicking the Submit Your Vote button, you attest that you have the authority to authorize this proxy.

After making your selections above, you may submit your vote by clicking on this Submit Your Vote button.

[SUBMIT YOUR VOTE button to next page]

[Voting Summary is displayed]

If this is not how you intended to vote, please use the back function of your browser to return to the card and correct your vote.

If this is how you intended to vote, please select the proceed button below.

[PROCEED button to next page]

Thank you for your vote! Please take a moment to review the options below:

Learn about various threats of fraud and identity theft and how to protect yourself by visiting our Fraud
Information Center "link"

You can now vote another proxy card or exit to the Edison International "link" homepage or Wells Fargo
Shareowner Services' "link" homepage.

[Vote Another Proxy button to return to LOGIN page]